SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549


                            FORM 8-K


                     Current Report Pursuant
                 to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                 January 5, 1995 (January 4, 1995)
Date of report (Date of earliest event reported)

                     MORRISON RESTAURANTS INC.
     (Exact Name of Registrant as Specified in Its Charter)

                             DELAWARE
         (State or Other Jurisdiction of Incorporation)

          1-12454                           63-0475239
  (Commission File Number)               (I.R.S. Employer
                                        Identification No.)

            4721 Morrison Drive
            P.O.Box 160266
            Mobile, Alabama                           36625
 (Address of Principal Executive Offices)          (Zip Code)

                         (205) 344-3000
                 (Registrant's Telephone Number)

                              N/A
  (Former Name or Former Address, if Changed Since Last Report)

              INFORMATION TO BE INCLUDED IN REPORT


Item 5.   Other Events.

     The Registrant announced in a press release on January 4, 1995 that as part of an established transition process, the Board of Directors elected Samuel E. (Sandy) Beall, III, the Company's President and Chief Executive Officer, as Chairman of the Board effective May 5, 1995. E. Eugene Bishop, Morrison's current Chairman, will retire from that position on May 5 when he reaches age 65.

     Beall founded Ruby Tuesday Restaurants in 1972. The chain was merged with Morrison in 1982, and he was named Executive Vice President of Morrison in 1985. In 1986 he became President and Chief Operating Officer and in 1992 he was named President and Chief Executive Officer.

                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  MORRISON RESTAURANTS INC.
                                        (Registrant)


   01/05/95                    /s/ J. Russell Mothershed
    DATE                       J. RUSSELL MOTHERSHED
                               Senior Vice President, Finance
                               (Senior Vice President and
                                Principal Accounting Officer)